UNITED STATES SECURITIES AND EXCHANGE COMMISSION WASHINGTON, D.C. 20549
FORM 8-K CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): August 5, 2010
CEC ENTERTAINMENT, INC. (Exact Name of Registrant as Specified in Charter)
Kansas (State or other jurisdiction of incorporation)	0-13687 (Commission File Number)	48-0905805 (IRS Employer Identification No.)
4441 West Airport Freeway Irving, Texas (Address of Principal Executive Offices)		75062 (Zip Code)
(972) 258-8507 (Registrant’s Telephone Number, Including Area Code)
Not applicable (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition.

On August 5, 2010, CEC Entertainment, Inc. (the “Company”) issued a press release announcing financial results for the second quarter and six months ended July 4, 2010.

The information furnished in this Item 2.02 – “Results of Operations and Financial Condition” of this Current Report on Form 8-K and the press release attached hereto as Exhibit 99.1 shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference into the filings of the Company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended.

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Appointment of Chief Financial Officer

    On August 5, 2010, CEC Entertainment, Inc. (the “Company”) publicly announced the appointment of Tiffany B. Kice, age 43, to serve as the Company’s Executive Vice President, Chief Financial Officer and Treasurer effective as of August 16, 2010.  Prior to joining the Company, Ms. Kice was with KPMG LLP for 14 years and has served as an Audit Partner at KPMG LLP since 2006.

    Ms. Kice is a party to an offer letter with the Company, which specifies her compensation and benefits.  Ms. Kice’s annual base compensation will be $275,000, and she is eligible to participate in the Company’s executive incentive plan at an incentive target of 75% of base compensation.  For 2010, she will be eligible for a performance bonus of the greater of 75% of base compensation or $50,000.  Ms. Kice will also receive a prorated grant of $250,000 of restricted stock under the Company’s Third Amended and Restated 2004 Restricted Stock Plan.  Ms. Kice will be entitled to standard perquisites offered to our Executive Vice Presidents, including reimbursements for certain costs under the Company’s health and welfare plans, monthly car allowance and yearly car insurance reimbursement.

Additional Information

    There are no family relationships between Ms. Kice and any other director or executive officer of the Company.

    A copy of the press release announcing the appointment of Ms. Kice is attached as Exhibit 99.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated August 5, 2010
99.2	Press Release of CEC Entertainment, Inc. dated August 5, 2010

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CEC ENTERTAINMENT, INC.

Date August 5, 2010	By:	/s/ Michael H. Magusiak
Michael H. Magusiak
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release of CEC Entertainment, Inc. dated August 5, 2010
99.2	Press Release of CEC Entertainment, Inc. dated August 5, 2010